EQ ADVISORS TRUST

SUPPLEMENT DATED AUGUST 8, 2008 TO THE

PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008, of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Information Regarding

EQ/AllianceBernstein Intermediate Government Securities Portfolio

Effective immediately, Jeffrey S. Phlegar is no longer responsible for day-to-day management of the Portfolio. The second paragraph in the section “Who Manages the Portfolio” is replaced with the following:

A team of portfolio managers is responsible for the day-to-day management of the Portfolio. Michael S. Canter heads the portfolio management team. The other members of the team are William H. Sidford, Kewjin Yuoh, Jon P. Denfeld, CFA and Lipkee Lu. Mr. Canter joined AllianceBernstein in 2007 and leads the Liquid Markets Portfolio Management team as well as the Credit-Sensitive Structured Asset Research team. Prior to joining the firm, Mr. Canter was the President of ACE Principal Finance, a division of ACE Limited, from 2000 to 2006. Mr. Sidford joined the firm as Director of Non-Agency Mortgage Research in July 2004. Mr. Sidford is currently a member of the CDO portfolio management team. Prior to joining the firm, he was a Senior Managing Director at MONY Capital Management, Inc., a wholly owned subsidiary of MONY Group Inc., where he worked since 1985. Mr. Yuoh specializes in the analysis of prime residential mortgage securities within AllianceBernstein’s fixed income research team. Before joining the research team in 2007, Mr Yuoh served as a portfolio manager within the Liquid Markets team. Mr. Yuoh began his career in the mortgage sector in 1994 with Sanford C. Bernstein & Co. . Mr. Denfeld joined AllianceBernstein in 2008 as a portfolio manager within the Liquid Markets team. Prior to joining the firm, Mr. Denfeld was a Senior US Portfolio Manager at UBS Global Asset Management from 2006 to 2007. Previously, Mr. Denfeld managed residential mortgage related assets for Shay Asset Management. Mr. Lu joined the firm’s Liquid Markets team in 2005 as a portfolio manager focusing on the nonagency mortgage market. Prior to this, Mr. Lu was Senior Vice President and Structured Product Portfolio Manager within the corporate-bond trading team at Deerfield Capital Management LLC, which he joined in 2001.